Nationwide Variable Insurance Trust
Sub-Item 77Q1:  Exhibits
6-30-13 Semi-Annual Report

a. Copies of any material amendments to the registrant's charter or by-laws;

   i. Second Amended and Restated Agreement and Declaration of Trust, amended and restated as of June 17, 2009 (the "Amended Declaration"), of Registrant, Nationwide Variable Insurance
Trust, a Delaware statutory trust (the "Trust"), previously filed as Exhibit EX-28.a with the
Trust's Registration Statement on Form N-1A, as filed with the Securities and Exchange
Commission (the "SEC") on August 26, 2009, is hereby incorporated by reference.

   ii. Amending Resolutions dated December 11, 2012, to the Amended Declaration, pertaining to the NVIT Cardinal Protected Growth Fund, NVIT Cardinal Protected Growth & Income Fund, NVIT
Investor Destinations Protected Growth Fund, and NVIT Investor Destinations Protected Growth &
Income Fund, previously filed as Exhibit EX-28.a.3. with the Trust's Registration Statement on
Form N-1A, as filed with the SEC on April 26, 2013, is hereby incorporated by reference.

b. N/A

c. N/A

d. N/A

e. Copies of any new or amended Registrant investment advisory contracts;

   i.
Investment Advisory Agreement among the Trust and Nationwide Fund Advisors ("NFA") dated
May 1, 2007, previously filed as Exhibit EX-23.d.1 with the Trust's registration statement on
April 30, 2007, is hereby incorporated by reference.

Exhibit A, effective May 1, 2007,
as amended May 1, 2013 to the Investment Advisory Agreement among the Trust and NFA, previously filed as Exhibit EX-28.d.1.a with the Trust registration statement on
April 22, 2013, is hereby incorporated by reference

..

   ii.
Form of Subadvisory Agreement among the Trust, NFA and LWI Financial Inc. for the
Loring Ward NVIT Capital Appreciation Fund and Loring Ward NVIT Moderate Fund dated
December xx, 2012, previously filed as Exhibit-28.d.2.cc. with the Trust's Registration
Statement on Form N-1A, as filed with the SEC on December 21, 2012, is hereby incorporated by reference.

Exhibit A, effective May 1, 2007, as amended July 8, 2011, to the Subadvisory Agreement among the among the Trust, NFA and J.P. Morgan Investment Management, Inc. for the NVIT Multi-Manager
Small Cap Value Fund and NVIT Multi-Manager International Value Fund, series of the Trust, previously filed as Exhibit EX-d.2.c.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

Subadvisory Agreement among the Trust, NFA and Epoch Investment Partners, Inc. for the NVIT
Multi-Manager Small Cap Value Fund, a series of the Trust, dated March 27, 2013, previously filed as Exhibit EX-28.d.2.d with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

Form of Exhibit A, effective May 1, 2007, as amended                     , to the Subadvisory
Agreement among the Trust, NFA, and BlackRock Investment Management, LLC, is filed as Exhibit
EX-28.d.2.e.i. with the Trust registration statement on April 26, 2013, is hereby incorporated by reference.

Exhibit A, effective September 1, 2007, as amended May 1, 2009, to the Subadvisory Agreement among the Trust,NFA, and Morley Capital Management, Inc., previously filed as Exhibit
EX-28.d.2.g.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

Exhibit A, effective May 1, 2007, as amended July 8, 2011, to the Subadvisory Agreement among the Trust, NFA, and Putnam Investment Management, LLC is previously filed as Exhibit
EX-28.d.2.h.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

Exhibit A, effective May 4, 2009, amended July 2, 2012, to the Subadvisory Agreement among the
Trust, NFA and Neuberger Berman Management LLC, is previously filed as Exhibit EX-28.d.2.i.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

Exhibit A, effective March 24, 2008, as amended July 1, 2011, to the Subadvisory Agreement among the Trust, NFA and Wells Capital Management, Inc., previousy filed as Exhibit
EX-28.d.2.k.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

Exhibit A, effective March 11, 2010, as amended May 1, 2011, to the Subadvisory Agreement among the Trust, NFA and Nationwide Asset Management, LLC, pertaining to certain series of the Trust, previously filed as Exhibit EX-28.d.2.m.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

Agreement among the Trust, NFA and Nationwide Asset Management, LLC, pertaining to certain series of the Trust, previously filed as Exhibit EX-28.d.2.m.ii with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

Exhibit A, effective March 11, 2010, as amended July 2, 2012, to the Subadvisory Agreement among the Trust, NFA and American Century Investment Management, Inc. pertaining to certain series of the Trust, previously filed as Exhibit EX-28.d.2.n.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

Exhibit A, effective March 24, 2008, as amended July 2, 2012, to the Subadvisory Agreement among the Trust, NFA and Columbia Management Investment Advisers,
LLC, for the NVIT Multi-Manager Mid Cap Value Fund, a series of the Trust, previously filed as
Exhibit EX-28.d.2.o.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

Exhibit A, effective March 24, 2008, as amended July 2, 2012, to the
Subadvisory Agreement among the Trust, NFA and Thompson, Siegel & Walmsley LLC for the NVIT
Multi-Manager Mid Cap Value Fund, a series of the Trust, previously filed as Exhibit
EX-28.d.2.p.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

Exhibit A, effective March 24, 2008, as amended March 20, 2013, to the Subadvisory
Agreement among the Trust, NFA and Wellington Management Company, LLP for the
NVIT Multi-Manager Large Cap Value Fund and NVIT Small Cap Growth Fund, series of the
Trust, previously filed as Exhibit EX-28.d.2.r.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

Exhibit A, effective October 1, 2008, as amended July 11, 2011, to the
Subadvisory Agreement among the Trust, NFA and OppenheimerFunds, Inc., pertaining to certain series of the Trust, previously filed as Exhibit EX-28.d.2.t.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

Exhibit A, effective June 25, 2010, as amended September 21, 2011, to the Subadvisory
Agreement among the Trust, NFA and The Boston Company Asset Management LLC for the
NVIT Multi-Manager Large Cap Value Fund, a series of the Trust, previously filed as
Exhibit EX-28.d.2.y.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

Subadvisory Agreement among the Trust, NFA and LWI Financial Inc. for the Loring Ward
NVIT Capital Appreciation Fund and Loring Ward NVIT Moderate Fund dated January 7, 2013, previously filed as Exhibit EX-28.d.2.cc with the Trust's registration statement on
February 11, 2013, is hereby incorporated by reference.

Subadvisory Agreement among the Trust, NFA and Brookfield Investment Management, Inc. for the
NVIT Real Estate Fund dated April 1, 2013 is previously filed as Exhibit EX-28.d.2.dd.

Form of
Subadvisory Agreement among the Trust, NFA and HighMark Capital Management, Inc. for the NVIT
Nationwide Fund and NVIT Enhanced Income Fund dated May 1, 2013, previously filed as Exhibit
EX-28.d.2.ee with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

f. N/A

g. N/A